Dorchester Minerals 2006 Annual Meeting May 3, 2006 Exhibit 99.1

Dorchester Minerals
Forward-Looking Statements
• Portions of this document may constitute "forward-looking
statements" as defined by federal law. Such statements are
subject to certain risks, uncertainties and assumptions.
Should one or more of these risks or uncertainties
materialize, or should underlying assumptions prove
incorrect, actual results may vary materially from those
anticipated, estimated or projected. Examples of such
uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas,
changes in the operations on or development of the
Partnership’s properties, changes in economic and industry
conditions and changes in regulatory requirements (including changes in environmental requirements) and the
Partnership’s financial position, business strategy and other plans and objectives for future operations. These and other
factors are set forth in the Partnership's filings with the
Securities and Exchange Commission.

Dorchester Minerals
• 2005 Highlights
• Reserves and Production
• Peer Group Comparison
• Activity Highlights
– Leasing Activity
– Royalty Properties
– Net Profits Interests
– Fayetteville Shale
• Looking Ahead
Presentation Outline

Dorchester Minerals 2005 Highlights

Dorchester Minerals
2005 Highlights
Net
Income
$52.8 MM
$30.1 MM
Lease
Bonus
$1.7 MM
$1.6 MM
Leasing
Activity
78 leases
42 leases
Drilling
Activity
289 wells
196 wells
Cash
Distributed
$56.5 MM
$46.5 MM
2005
2004

Dorchester Minerals
Quick Look at 2005 Distributions
Royalty
Revenue
$36.8 MM
Total Revenue
$62.9 MM
Other
Revenue
$1.1 MM
NPI
Revenue
$25.0 MM
LP
Distribution
$56.5 MM
GP
Distribution
$1.6 MM
Total
Expenses
$4.8 MM
Distributions Paid in 2005 – Reflects Q4 2004 to Q3 2005 Activity

Dorchester Minerals
0.97
1.05
1.14
1.11 1.11
1.05
1.05
1.05
1.02
1.07
1.12
1.01
-
0.20
0.40
0.60
0.80
1.00
1.20
1.40
Mcfepd per 1000 Units
Volumes – Prices – Distributions
Gas Price per Mcf
2005
2003 2004
Q1 Q3 Q2 Q4 Q1 Q3 Q2 Q4
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90$1.20
$1.00
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
Q1 Q3 Q2 Q4
0.46
0.42
0.39
0.42 0.42
0.48
0.43
0.48
0.51
0.58
0.81
0.00
$-
$0.20
$0.40
$0.60
$0.80
$1.00
$1.40

Dorchester Minerals Reserves and Production

Dorchester Minerals
• Total Proved Reserves 90.5 Bcfe
• Reserves per Unit 3.20 Mcf
• Proved Developed 99.7%
• Production Replacement 77%
• SEC PV
10
$344 million
• Reserve Life Index (R/P) 8.2
Reserves and Production

Dorchester Minerals
• Production Replacement Calculation
Reserves and Production
Actual
12/31/04
Reserves
Projected
12/31/05
Reserves
2005
Production
Actual
12/31/05
Reserves
Reserve
Revisions
Total
Reserves
(Bcfe)
90.5
93.1
81.7

Dorchester Minerals Reserves and Production Product Mix Property Allocation • Proved Reserves on December 31, 2005 Gas 73% Oil 27% NPI 42% 58% Royalty

Dorchester Minerals Reserves and Production • DMLP volumetric variance by prod. month Daily Production (MMcfepd) 2003 2004 2005 2006 0 5 10 15 20 25 30 35 Projected Volume Actual Volume

Dorchester Minerals Peer Group Comparison

Dorchester Minerals
Q4 05
Value of $100 from Q1 2005 through Q1 2006
Q1 05 Q2 05 Q3 05 Q1 06
Peer Group Comparison
•
Total Return (Distributions Reinvested)
$80
$100
$120
$140
$160
$180
DMLP
SJT
NASDAQ
SBR

Dorchester Minerals Q4 05 Value of $100 from Q3 2005 through Q1 2006 Q3 05 Q1 06 Peer Group Comparison • Total Return (Distributions Reinvested) Q2 06 $90 $100 $110 $120 $130 $140 DMLP SJT NASDAQ SBR

Dorchester Minerals Activity Highlights Leasing Activity

Dorchester Minerals
Deal Structuring
• Structure of deal can increase exploratory
exposure above conventional lease
Reward Risk
Participate 100%
Look-Back Working Interest
Back-In Working Interest
Lease 100% (Low Bonus, High Royalty)
Lease 100% (High Bonus, Low Royalty)

Dorchester Minerals
Hybrid Lease “A”
100%
90%
30%
80%
70%
60%
40%
20%
0%
50%
10%
Traditional Lease
NRI
Royalty
Interest
25%
Lessee
Interest
56.25%
Look-Back
Interest
18.75%
DMLP “Look-Back”
Optional
participation at
casing point
Lessee
Interest
75%
Royalty
Interest
25%

Dorchester Minerals
Hybrid Lease “B”
100%
90%
30%
80%
70%
60%
40%
20%
0%
50%
10%
Lessee
Interest
75%
Traditional Lease
NRI
DMLP “Back-In”
Lessee
Interest
70%
Lessee
Interest
56.25%
ORRI 5%
Royalty
Interest
25%
Royalty
Interest
25%
APO Back-
in Interest
18.75%
Royalty
Interest
25%

Dorchester Minerals
Significant Hybrid Leases
• Hybrid Lease “A” – 19 transactions
– Haley Field Area (Loving and Winkler, TX)
– Granite Wash (Hemphill and Wheeler, TX)
• Hybrid Lease “B” – 4 transactions
– Jeffress Field (Hidalgo, TX)

Dorchester Minerals Activity Highlights Royalty Properties

Dorchester Minerals
Royalty Property Highlights
• Leasing Activity
– Consummated 78 leases and pooling elections
– Identified 289 new wells on royalty properties
– 80 active lease offers
• Maximizing Value of Mineral Assets
– Lease bonus payments up to $800/acre
– Initial royalty terms ranged from 25% to 30%
– Hybrid leases - “Back-In” and “Look-Back”
– Information franchise

Dorchester Minerals Royalty Property Highlights Mid-Continent South Texas Alabama

Dorchester Minerals
Royalty Property Highlights
• T-Patch Field (Starr, TX)
– 8 wells completed as of 12/31/05
– Production rates ranged up to 21 MMcfpd
– Two wells completed in Q1 2006 (10.2% NRI)
• Guerra Min. Trust #1: 6.7 MMcfpd, 70 bopd
• Guerra Min. Trust #2: 11.7 MMcfpd, 250 bopd
– Additional development tracts with higher NRI’s

Dorchester Minerals
100
1,000
10,000
100,000
100
1,000
10,000
Royalty Property Highlights
• T-Patch Field (Starr, TX)
– High initial production rates
– High decline rates
Q1 05 Q2 05 Q3 05 Q4 05 Q1 06
Gas Rate (Mcfpd) Oil Rate (bopd)

Dorchester Minerals
Royalty Property Highlights
• Jeffress Field (Hidalgo, TX)
– Negotiated back-in working interest (Hybrid “B”)
• BPO:  7.5% NRI
• APO:  10.9% NRI
– Indication of a significant discovery
• Initial flow rate of 3.3 MMcfpd, 96 bopd
• Flowing pressure of 5190 psi with 5,990 psi shut-in
– 417 acres leased within a 2,000 acre AMI
– Evaluating development and exploratory potential

Dorchester Minerals
10
100
1,000
10,000
0
2
4
6
8
10
Royalty Property Highlights
• Anadarko Basin - Granite Wash
– 595 sections in 7 counties, Oklahoma and Texas
– Perryman lease demonstrates continuous activity
Gas Rate (Mcfpd) Well Count
1985 2005 1990 1995 2000

Dorchester Minerals
10
100
1,000
10,000
0
5
10
15
20
Royalty Property Highlights
• Little Cedar Creek Field (Conecuh, AL)
– 19 wells producing and 4 wells permitted/drilling
– Unitized for secondary recovery
Oil Rate (bopd) Well Count
1996 2006 1998 2000 2002 2004

Dorchester Minerals Activity Highlights Net Profits Interests

Dorchester Minerals
Net Profits Interest Highlights
• Increased Exposure to Upside Potential
– Participated in 49 wells in Arkansas, Montana,
New Mexico, Oklahoma, and Texas
– Optional working interest participation in
numerous leases
• Maximize Value of Mineral Assets
– Unburdened working interests (WI = NRI)
– Information franchise
– Leverage geographic diversification

Dorchester Minerals Net Profits Interest Highlights Montana Horizontal Bakken Arkansas Fayetteville Shale Mid-Continent Granite Wash Hugoton Area Chase Group

Dorchester Minerals
10
100
1,000
0
1
2
3
4
5
• Horizontal Bakken (Richland, MT)
– Participated in 9 wells (5 wells producing)
– Technology-driven play, multi-lateral completions
Net Profits Interest Highlights
Oil Rate (bopd) Well Count
Q1 05 Q2 05 Q3 05 Q4 05 Q4 04 Q1 06

Dorchester Minerals Net Profits Interest Highlights • Horizontal Bakken (Richland, MT) – Wells typically drilled on 1280 acre units

Dorchester Minerals
• Hugoton Area - Operated Properties
– 2005 production within 1% of projection
– Continuing successful stimulation program
Net Profits Interest Highlights
2004 2005 2006
Gas Rate (Mcfpd)
8,000
10,000
12,000
14,000
16,000
Projected Volume
Actual Volume

Dorchester Minerals Activity Highlights Fayetteville Shale

Dorchester Minerals
Fayetteville Shale Highlights
• Eastern Arkoma Basin – Northern Arkansas
– 9,800 net acres in 180 sections in 8 counties
Van Buren
Pope
Cleburne
White
Conway
Faulkner
HBP Acreage
Leased Acreage
Producing Wells
Permitted Wells

Dorchester Minerals
Fayetteville Shale Highlights
• Eastern Arkoma Basin – Northern Arkansas
– Monitored trend development
• Horizontal wells have tested up to 3.7 MMcfd
– Elected to participate in two horizontal wells
• D&C costs - $1.4 million (6.25% WI)
– Circulated request for proposals in January 2006
• Competitive bidding between industry participants
– Negotiated agreement in March 2006
• $625 per acre bonus
• 25% royalty
• Optional working interest participation

Dorchester Minerals Fayetteville Shale Highlights • Focus Area – Conway, Van Buren, Faulkner Cove Creek Gravel Hill Griffin Mountian Scotland HBP Acreage Leased Acreage Producing Wells Permitted Wells

Dorchester Minerals Looking Ahead

Dorchester Minerals Developing Plays New York Trenton/BR Arkansas Deep Shales North Texas Barnett Shale Delaware Basin Pennsylvanian East Texas Deep Bossier North Dakota Horizontal Bakken

Dorchester Minerals 2006 Annual Meeting May 3, 2006